EXHIBIT 99.1

                             SMHL GLOBAL FUND NO.4


For Distribution Date:  04/13/2004

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                                           Beginning
                                            Period                                                                    Ending
                       Original           Investment         Principal           Interest           Total             Period
Class                  Balance              Amount          Distribution       Distribution      Distribution      Invested Amount
-----           --------------------  ------------------  -----------------  ----------------  -----------------  ------------------

A               USD 1,000,000,000.00  USD 699,510,084.77  USD 80,519,044.03  USD 2,510,463.97  USD 83,029,508.00  USD 618,991,040.74
B               AUD    30,000,000.00   AUD 30,000,000.00           AUD 0.00    AUD 484,676.88     AUD 484,676.88   AUD 30,000,000.00
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                      Outstanding
                       Principal
                        Balance
                 -------------------
                  USD 618,991,040.74
                   AUD 30,000,000.00

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               Bond         Current Pass
Class         Factor       Through Rates*
-----       ------------   --------------
A           $0.618991041      1.36000%      * Based on a LIBOR of:     1.14000%

B           $1.000000000      5.93860%      * Based on a BBSW of:      5.57330%
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
AMOUNTS PER $1,000 UNIT
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                                                                                  Ending
                         Principal           Interest            Total            Period
Class                   Distribution        Distribution      Distribution        Balance
-----                ---------------     ---------------    ---------------  -----------------
A                    USD 80.51904403     USD  3.58888889    USD 84.10793291   USD 618.99104074
B                      AUD 0.0000000      AUD 16.1558959     AUD 16.1558959  AUD 1,000.0000000
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

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  Quarterly
  Principal             Scheduled                                                Insurance
Distribution            Principal         Prepayments         Liquidations       Proceeds            Total
--------------      ----------------   -----------------     --------------    ---------------  -----------------

Class A             USD 4,782,696.21   USD 75,736,347.81           USD 0.00           USD 0.00  USD 80,519,044.03
Per $1000 unit
                    USD   4.78269621     USD 75.73634781     USD 0.00000000     USD 0.00000000    USD 80.51904403
                    ---------------------------------------------------------------------------------------------
Class B                AUD 0.0000000       AUD 0.0000000      AUD 0.0000000      AUD 0.0000000      AUD 0.0000000
Per $1000 unit
                       AUD 0.0000000       AUD 0.0000000      AUD 0.0000000      AUD 0.0000000      AUD 0.0000000
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

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COLLATERAL DISTRIBUTIONS
                                                  Current Period        Since Inception      Current Period      Since Inception
----------------------------------             --------------------  --------------------  ------------------  --------------------

Beginning Collateral Balance                   AUD 1,176,737,843.88  AUD 1,699,344,262.00  AUD 717,810,084.77  AUD 1,036,599,999.82
-Scheduled Principal Payments                          7,840,485.60         35,669,753.81        4,782,696.21         21,758,549.83
-Unscheduled Principal Payments                      129,844,307.31        718,364,518.10       79,205,027.46        438,202,356.04
+Principal Redraws                                     5,686,360.08         99,429,420.96        3,468,679.65         60,651,946.79
-Insurance Proceeds                                            0.00                  0.00                0.00                  0.00
-Liquidation Proceeds                                          0.00                  0.00                0.00                  0.00
-Realized Losses from Liquidations                             0.00                  0.00                0.00                  0.00
                                               --------------------  --------------------  ------------------  --------------------
Ending Collateral Balance                      AUD 1,044,739,411.05  AUD 1,044,739,411.05  USD 637,291,040.74  USD   637,291,040.74
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
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OUTSTANDING MORTGAGE INFORMATION
                                                        Period          Since Inception          Period          Since Inception
---------------------------------------        --------------------  --------------------  ------------------  -------------------

Outstanding Principal Balance - Fixed
  rate housing loans                             AUD 154,401,679.52    AUD 184,563,204.01   AUD 94,185,024.51    USD 112,583,554.44
Outstanding Principal Balance - Varible
  rate housing loans                             AUD 890,337,731.53  AUD 1,484,781,058.00  USD 543,106,016.23    USD 905,716,445.38
                                               --------------------  --------------------  ------------------  --------------------
Total Outstanding Principal Balance            AUD 1,044,739,411.05  AUD 1,669,344,262.00  USD 637,291,040.74  USD 1,018,299,999.82
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
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    QUARTERLY INTEREST COLLECTIONS WATERFALL                                    AUD                                     USD
---------------------------------------------------                     ------------------                      -------------------

INTEREST COLLECTIONS
Gross Interest Income Received from Mortgages                           AUD 18,715,624.32                        USD  11,416,530.83
Payments from / (to) Fixed / Floating Swap Provider                            (46,068.64)                               (28,101.87)
Payments from / (to) Currency Swap Provider                                (13,609,188.04)                            (8,301,604.70)
Interest Income received from Cash holdings                                    735,456.28                                448,628.33
Principal Draws                                                                      0.00                                      0.00
Liquidity Facility Draws                                                             0.00                                      0.00
                                                                        -----------------                        ------------------
Net proceeds available for Interest Waterfall                           AUD  5,795,823.92                        USD   3,535,452.59
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
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DISTRIBUTION OF INTEREST COLLECTIONS
Trustee's fee and Expenses                                               AUD 1,187,620.06                          USD   724,448.24
Interest Carryforward paid to A                                                      0.00                                      0.00
Current Interest due to A                                                   17,724,702.74                             10,812,068.67
Payments from swap provider due to A                                       (13,609,188.04)                            (8,301,604.70)
Interest Carryforward paid to Class B                                                0.00                                      0.00
Current Interest due to Class B                                                484,676.88                                295,652.89
Other                                                                              104.06                                     63.47
Deposit into Cash Collateral Account                                                 0.00                                      0.00
Reimbursement of Principal Draws                                                     0.00                                      0.00
                                                                        -----------------                          ----------------
Total Distributions of Interest Collections                             AUD  5,787,915.70                          USD 3,530,628.58
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
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
Outstanding Deferred Management Fees                                         AUD 7,908.22                              USD 4,824.01
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

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QUARTERLY PRINCIPAL COLLECTIONS WATERFALL
                                                      Period            Since Inception           Period          Since Inception
                                                ------------------    -------------------   -----------------   ------------------
PRINCIPAL COLLECTIONS
Principal Collections from outstanding
   mortgage loans                               AUD 137,684,792.91    AUD 754,034,271.91    USD 83,987,723.68   USD 459,960,905.87
Principal Redraws from outstanding
   mortgage loans                                   (5,686,360.08)        (99,429,420.96)       (3,468,679.65)      (60,651,946.79)
Recoveries from previously charged
   off mortgage loans                                        0.00                   0.00                 0.00                 0.00
Other                                                        0.00                   0.00                 0.00                 0.00
Less:  Principal Draws for Interest Waterfall                0.00                   0.00                 0.00                 0.00
Plus:  Reimbursement of Principal Draws from
    Interest Waterfall                                       0.00                   0.00                 0.00                 0.00
                                                -----------------     ------------------    -----------------   ------------------
Net proceeds available for Principal
   Waterfall                                   AUD 131,998,432.83     AUD 654,604,850.95    USD 80,519,044.03   USD 399,308,959.08
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


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OUTSTANDING SHORTFALLS AND CHARGEOFFS                     Period       Period
                                                         --------     --------
Principal Draws for Interest Waterfall                   AUD 0.00     USD 0.00
Class A Interest Shortfall                                   0.00         0.00
Accrued Interest on Class A Interest Shortfall               0.00         0.00
Class B Interest Shortfall                                   0.00         0.00
Accrued Interest on Class B Interest Shortfall               0.00         0.00
Class A Charge Offs                                          0.00         0.00
Class A Carry Over Charge Offs                               0.00         0.00
Class B Charge Offs                                          0.00         0.00
Class B Carry Over Chrage Offs                               0.00         0.00
Redraw Charge Offs                                           0.00         0.00
Redraw Carry Over Charge Offs                                0.00         0.00
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
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REALIZED LOSS INFORMATION                                               Since                           Since
                                                          Period      Inception         Period        Inception
                                                         --------     ---------        --------       ---------

Realized Loss on Class A Bonds before                    AUD 0.00     AUD 0.00         USD 0.00       USD 0.00
  Mortgage insurance
Realized Loss on Class B Bonds before
  Mortgage insurance                                     AUD 0.00     AUD 0.00         USD 0.00       USD 0.00
Realized Loss on Redraw Funding
  Facility before Mortgage insurance                     AUD 0.00     AUD 0.00         USD 0.00       USD 0.00
--------------------------------------------------------------------------------------------------------------
Realized Loss on Class A Bonds after                     AUD 0.00     AUD 0.00         USD 0.00       USD 0.00
  Mortgage insurance
Realized Loss on Class B Bonds after
  Mortgage insurance                                     AUD 0.00     AUD 0.00         USD 0.00       USD 0.00
Realized Loss on Redraw Funding
Facility before Mortgage insurance                       AUD 0.00     AUD 0.00         USD 0.00       USD 0.00
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
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CASH COLLATERAL ACCOUNT                                          AUD                   USD
                                                        ----------------       -----------------

Beginning Cash Collateral Account Balance
                                                        AUD 2,941,844.92       USD 1,794,525.40
+Interest Earned on Cash Collateral Account                   135,944.84              82,926.35
+Deposit from Interest Collections Waterfall                        0.00                   0.00
-Current Period's Cash Collateral Account Draws                     0.00                   0.00
-Current Period's Release to cash collateral provider         135,944.84              82,926.35
                                                       -----------------       ----------------
Ending Cash Collateral Account Balance                 AUD  2,941,844.92       USD 1,794,525.40
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Required Cash Collateral Account Balance              AUD   2,611,848.53       USD  1,593,227.60
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
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DELINQUENCY INFORMATION                                Percentage
                                         # of Loans     of Pool     Loan Balance       % of Pool
                                         ----------    ----------   ------------       ---------

31-60 Days                                   15           0.13%     2,028,341.30         0.19%

61-90 Days                                    5           0.04%       479,027.55         0.05%
90+ Days (excluding Loans in
Foreclosures)                                 0           0.00%              -           0.00%

Loans in Foreclosure                          0           0.00%              -            0.00%
                                         ----------    ----------   ------------       --------
Total                                        20           0.17%     2,507,368.85          0.24%
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PREPAYMENT INFORMATION
                                                     Three Month CPR      Life
                                                     ---------------     ------
                                                         36.15%          38.34%
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